Esoterica NextG Economy ETF

Prospectus and Statement of Additional Information Supplement dated

September 1, 2020

The information in this Supplement amends certain information contained in the currently effective Prospectus and Statement of Additional Information for the Esoterica NextG Economy ETF (the “Fund”) dated March 19, 2020, as supplemented June 30, 2020.

The disclosure entitled “Adviser’s Portfolio Manager” on page 10 of the Fund’s Prospectus is deleted and replaced as follows:

Qindong (Bruce) Liu, CEO of the Adviser, has served as an Adviser portfolio manager since the Fund commenced operations in March 2020. Yang Ren has served as the Adviser’s portfolio manager since September 1, 2020.

The following disclosure is added to the section of the Fund’s Prospectus on page 21 entitled “Adviser’s Portfolio Manager”:

Mr. Ren serves as a portfolio manager for the Adviser and the Fund. He started his investment career in January 2014 at AllianceBernstein, LP, global asset management firm, covering semiconductors. After moving from the United States back to China, he was senior analyst at Beijing-based hedge fund Heircastle Asset Management from May 2018 through April 2019, and was a senior analyst at CITIC Private Equity Funds Management Co., Ltd., from May 2019 through July 2020, covering global Technology, Media and Telecommunications. Mr. Ren graduated from Peking University with a B.A. in Economics, followed by M.S. in Financial Engineering from the University of Michigan.

The following disclosure is added to the section of the Fund’s Statement of Additional Information on page 34 entitled “Other Accounts Managed by the Portfolio Managers”:

Yang Ren	Other Accounts Managed (As of September 1, 2020)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
	Registered investment companies	none	$0	none	$0
	Other pooled investment vehicles	none	$0	none	$0
	Other accounts	none	$0	none	$0

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated March 19, 2020, as supplemented June 30, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-(866) 979-1710, visiting the Trust’s website (www.esotericacap.com) or by writing to the Trust’s Distributor, Foreside Fund Services, LLC at Three Canal Plaza, Portland, Maine 04101.

Please retain this Supplement for future reference.